Impairment testing	12 Months Ended
Dec. 31, 2017
Impairment testing
Impairment testing

38Impairment testing

As of December 31, 2017, the Company performed its annual impairment test of the CGUs to which goodwill is allocated as described in item (a) below. As described in item (b) below, the Company also performed an impairment analysis of its long lived assets.

(a)CGUs with goodwill allocated - Aracruz

In December 2017, the Company performed an impairment analysis of the carrying amount of goodwill based on the value in use of the group of CGUs where goodwill was allocated. Value in use was estimated using a discounted cash flow model for the group of CGUs. The process of estimating the value in use involves assumptions, judgments and estimates for future cash flows which represent the Company’s best estimate approved by management. The impairment test did not result in the need to recognize an impairment loss.

Goodwill allocated to the group of CGUs (Aracruz, Portocel and Veracel) amounted to R$ 4,230,450 at December 31, 2017 and 2016.

Cash flows for a period of ten years were considered and an additional amount was calculated for the perpetuity of the cash flow of the tenth year, discounted to present value using the WACC (Weighted Average Cost of Capital) rate. This rate takes into consideration the various components of financing, debt and own capital used by the Company to finance its activities. The cost of capital of the CGU was determined using the Company’s own capital cost through the Capital Asset Pricing Model. WACC was adjusted to a pre-tax rate of 10.47%

The main assumptions used in determining value in use at December 31, 2017, are as follows:

Assumptions

Net average pulp price - U.S. Dollar/ton (*)	641
Average exchange rate in the period - R$/U.S. Dollar	3.71
Discount rate - WACC (nominal and real) - %	9.37 and 6.91

(*) The net average pulp price was obtained from external sources in the sector and it is consistent with the Company’s strategic budget.

Management determined the gross margin based on its expectations of market development. The weighted average growth rates used are consistent with the forecasts included in industry reports and in the Company’s strategic budget.

Management believes it to be reasonably possible that future changes in the pulp price combined with changes in the exchange rate may result in the recoverable amount of the CGUs to be different.

The recoverable value of the CGU as per the impairment test exceeds its book value (headroom) by R$ 6.05 billion (R$ 3.96 billion in 2016).

For purposes of the sensitivity analysis, we evaluated that even with a combined reduction of 10% in the pulp price and in the exchange rate (U.S. Dollar) over the next four years of discounted cash flows, the recoverable amount will still being higher than its value in use.

(b)Company’s long lived assets

At December 31, 2017, the Company assessed whether the value in use of its long lived assets exceeded its carrying amount. Value in use was measured using the discounted cash flows method. The processes to estimate the value in use followed the same assumptions and judgments described in item (a) above. The impairment test did not result in the need to recognize an impairment loss.